Exhibit 99.2

Targeting Soluble TNF to Treat NASH RJ Tesi MD President and CEO INmune Bio Inc V1

Forward looking statements This presentation contains “forward - looking statements” Forward - looking statements reflect our current view about future events . When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements . Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook . Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions . Because forward – looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict . Our actual results may differ materially from those contemplated by the forward - looking statements . They are neither statements of historical fact nor guarantees of assurance of future performance . We caution you therefore against relying on any of these forward - looking statements . Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations ; our ability to protect our intellectual property rights ; the impact of any infringement actions or other litigation brought against us ; competition from other providers and products ; our ability to develop and commercialize products and services ; changes in government regulation ; our ability to complete capital raising transactions ; and other factors (including the risks contained in the section of this prospectus entitled “Risk Factors”) relating to our industry, our operations and results of operations . Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . INB 03 and XPro 1595 are still in clinical trials and have not been approved and there cannot be any assurance that they will be approved or that any specific results will be achieved . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . HC Wainwright NASH Day 21 October 2019 2

“A key finding is that inflammatory pathways,… are linked to both histological activity as well as fibrosis; a fact which can be potentially leveraged for therapeutics” Sanyal et al Nature 2019 HC Wainwright NASH Day 21 October 2019 Inflammation plays a leading roll in NAFLD/NASH 3

Guiding Principles of INMB NASH program Fibrosis is not the target! Eliminating the causes of inflammation will effectively treat NASH. HC Wainwright NASH Day 21 October 2019 4

Obesity Insulin Resistance Peripheral Inflammation Intestinal Inflammation Mesenteric fat Regional Inflammation lipotoxicity Innate immune activation Local Inflammation N A S H 3 cycles of Chronic Inflammation in NASH HC Wainwright NASH Day 21 October 2019 5

TNF is the “master” cytokine HC Wainwright NASH Day 21 October 2019 6

NeuLiv inhibits soluble TNF

- 17 kDal mutated protein +10 kDal linear PEG
- Identical to human TNF except for 6 amino acid substitutions
- Once a week dosing by subQ injection



Receptor *binding*, "small" domain (subunit A)
Mutation A145R
Receptor binding, "large" domain (subunit C)
Receptor binding, "DE loop" domain (subunit A)
Mutation Y87H
Mutation R31C (for 10kD PEGylation)

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TNF biology is complicated … HC Wainwright NASH Day 21 October 2019 8 TNFR1 TNFR2 tmTNF (good) sTNF (bad) Normal TNF Biology TNFR1 TNFR2 tmTNF (good) sTNF (bad) Approved TNF inhibitors X X TNFR1 TNFR2 tmTNF (good) sTNF (bad) NeuLiv X

NeuLiv neutralizes sTNF by Dominant - Negative technology Active TNF + Inflammation Normal sTNF activity TNFR NeuLiv Active TNF + Inactive heterotrimers or sTNF bind TNFR No Inflammation Heterotrimers cannot bind TNFR NeuLiv neutralizes sTNF 9 HC Wainwright NASH Day 21 October 2019

NeuLiv: Next Generation TNF inhibitor

Differences: selective vs non-selective TNF inhibition

		Non-selective TNF inhibitor	NeuLiv
Inflammation	*Decreases inflammation*	YES	YES
Immuno-suppression	*Increased risk of infection*	YES	NO
	Increased risk of cancer	YES	NO
CNS	*Causes demyelination*	YES	NO
	Neuroprotective	NO	YES
	Enhances neuroplasticity	NO	YES

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Baseline: High Fat/High Fructose Diet HC Wainwright NASH Day 21 October 2019 13% kcal from fat n ormal water 42% kcal from fat 30% fructose water Normal HF/HF Glucose (mg/dl) 99 96 Insulin ( μ U/ml) 11 50 HOMA - IR 2.4 7.9 Triglycerides (mg/dl) 37 51 Cholesterol (mg/dl) 40 169 0% 10% 20% 30% 40% 50% 60% Normal diet HF/HF % Weight Gain - 13 weeks Insulin Resistance NeuLiv HF/HF Normal

Obesity Insulin Resistance N A S H Targeting Peripheral Inflammation HC Wainwright NASH Day 21 October 2019 12

NAFLD: high fat/high fructose diet – 13 weeks HC Wainwright NASH Day 21 October 2019 B o d y W e i g h t ( g ) 25 27 29 31 33 35 37 39 41 43 B a s e l i n e W e e k 1 W e e k 2 W e e k 3 W e e k 4 W e e k 5 W e e k 6 W e e k 7 W e e k 8 W e e k 9 W e e k 1 0 w e e k 1 1 w e e k 1 2 w e e k 1 3 B o d y W e i g h t ( g ) Control/Saline Control/NeuLiv HSHF/Saline HFHF/NeuLiv Weight Gain Insulin Resistance Plasma Insulin (ug/mL) 0 2 4 6 8 10 Control HF/HF NeuLiv Control adapted from Rodriguez/Tansey 2019 13

Decreased Peripheral Inflammation



Leptin (ng/ml)
90
80
70
60
50
40
30
20
10
0
Normal NeuLiv
HF/HF
HF/HF NeuLiv
IL6 (pg/ml)
9
8
7
6
5
4
3
2
1
0
Normal NeuLiv
HF/HF
HF/HF NeuLiv
LCN2 (μg/ml)
90
80
70
60
50
40
30
20
10
0
Normal NeuLiv
HF/HF
HF/HF NeuLiv

from Rodriguez/Tansey 2019

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Intestinal Inflammation Mesenteric fat N A S H Targeting Regional Inflammation HC Wainwright NASH Day 21 October 2019 15

NeuLiv improves intestinal leak and inflammation • Decreases colonic inflammation • Upregulates tight junction proteins in small intestine and colon to decrease leaky gut HC Wainwright NASH Day 21 October 2019 16 HF/HF Normal NeuLiv adapted from Rodriguez/Tansey 2019 HF/HF Normal

Mesenteric fat: aka – Pot Belly • Mesenteric fat is highly inflamed • Mesenteric inflammation correlates with steatosis • Mesenteric inflammation correlates with insulin resistance HC Wainwright NASH Day 21 October 2019 from Conrad 2016 17 lipotoxicity Innate immune activation N A S H Targeting Local Inflammation HC Wainwright NASH Day 21 October 2019 18

NAFLD: high fat/high fructose diet – 13 weeks • NeuLiv decreases steatosis and liver weight HC Wainwright NASH Day 21 October 2019 Control NeuLiv Structurally similar to controls 20x adapted from Rodriguez/Tansey 2016/2019 19

NeuLiv decreases hepatic inflammation

- Decrease LCN2
- No effect of mRNA IL1 or IL6
- Decrease Tlr2 mRNA
  - Tlr2 expressed by hepatocytes when there are bacterial products in blood supply
- Blood LCN2 is a biomarker of hepatic inflammation


Saline
XPro
Liver LCN2
(ug/g protein)
0
5
10
15
20
a
a
b
a
CD
HFHC


Liver LCN2
(ug/g protein)
0
5
10
15
20
0
50
100
150
Plasma LCN2
ug/mL


Liver Tlr2 mRNA
Fold change from CD
1
6
11
16
a
a
b
a
CD
HFHC

adapted from Rodriguez/Tansey 2019

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HC Wainwright NASH Day 21 October 2019

Untargeted hepatic metabolomics • Unique metabolic phenotypes • HF/HF diet associated with insulin impairment, fatty acid, phospholipid, branched chain amino acid and purine metabolism • NeuLiv can reverse some of the disruptions associated with HF/HF diet HC Wainwright NASH Day 21 October 2019 21 adapted from Rodriguez/Tansey 2019

S T A M m o d e l HC Wainwright NASH Day 21 October 2019 22

STAM model: N AFLD A ctivity S core and Fibrosis Score HC Wainwright NASH Day 21 October 2019 0 1 2 3 0 1 2 3 0 1 2 Control 2 4 1 - - - 1 6 3 3 1 NeuLiv 4 4 - - - - 5 3 8 - - hepatocyte ballooning lobular inflammation steatosis Control 4.4 ц 0.8 NeuLiv 2.9 ц 0.8 NAS (mean ц SD) Parameter (mean ц SD) Control NeuLiv Sirus Red positive area (%) 0.96 ц 0.29 0.69 ц 0.23 Fibrosis Score n 7 8 23

Neutralizing sTNF reverses pathology of NAFLD/NASH • Decreases inflammation from peripheral and mesenteric fat • Decreases insulin resistance • Decreases intestinal leak • Prevents hepatocyte death • Prevents hepatic fibrosis Next Steps • Design and implement a Phase II clinical trial in NASH • Validate blood LCN2 levels as a biomarker of NASH HC Wainwright NASH Day 21 October 2019 24

NeuLiv Phase II clinical trial in NASH

- Non-biopsy trial - patient selection using Perspectum imaging technology
- Enroll F2/F3 patients
- 12-week trial with imaging at week 6 and 12
- NeuLiv 1mg/kg subQ once a week
- Final design pending
  - Two or three arm study: 30-40 patients per arm

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